 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CARDIOVASCULAR SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of the following communications from Cardiovascular Systems, Inc., a Delaware corporation (the “Company”), relating to the Agreement and Plan of Merger, dated February 8, 2023, by and among the Company, Abbott Laboratories, an Illinois corporation (“Abbott”), and Cobra Acquisition Co., a Delaware corporation and a direct, wholly-owned subsidiary of Abbott, and the proposed transactions thereunder:

•	Email to Employees

•	Employee Q&A

•	Email to Physician Customers

•	Email to Suppliers

•	Email to Future Start Employees

•	Email to Key Stakeholders

•	Email to Investment Community
Each item above was first used or made available on February 8, 2023.

— Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements
Some statements in this Schedule 14A may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The Company cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed transaction on a timely basis or at all, the ability of the parties to satisfy the conditions precedent to consummation of the proposed transaction, including the ability to secure the applicable regulatory approvals on the terms expected, at all or in a timely manner, the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally, the response of competitors to the proposed transaction, risks associated with the disruption of the Company management's attention from ongoing business operations due to the proposed transaction, significant costs associated with the proposed transaction, potential litigation relating to the proposed transaction, restrictions during the pendency of the proposed transaction that may impact the Company’s ability to conduct its business, the ability of Abbott to successfully integrate the Company’s operations, and the ability of Abbott to implement its plans, forecasts and other expectations with respect to the Company’s business after the completion of the transaction and realize expected synergies. Economic, competitive, governmental, technological and other factors that may affect the Company’s operations are discussed in Item 1A, "Risk Factors," in the Company’s Annual Report on Form 10-K for the year ended June 30, 2022, and are incorporated herein by reference. The Company is providing the information in this Schedule 14A as of this date. The Company undertakes no obligation to release publicly any revisions to the information included in this Schedule 14A or any forward-looking statements as a result of new information, subsequent events or developments, except as required by law.

Email to Employees

Exciting Company Announcement
Greetings CSI:
In a joint press release [LINK: https://abbott.mediaroom.com/2023-02-08-Abbott-to-Acquire-Cardiovascular-Systems,-Inc] from Cardiovascular Systems, Inc. (CSI) and Abbott Laboratories [LINK: https://www.abbott.com/] (Abbott), it was announced that an agreement has been reached for Abbott to acquire CSI. While we anticipate that it will take time for this transaction to be completed, we expect that CSI will join one of the largest multinational medical device and healthcare companies.
Let me share with you why I and the CSI Board of Directors believe this is the right decision for our stakeholders.
•We believe our patients and customers will benefit. We believe that our atherectomy devices fit seamlessly into Abbott’s existing coronary and peripheral intervention technologies that include guidewires, catheters, stents, closure devices, imaging systems and more – tools that are routinely used before, during and after atherectomy procedures. Combined, we believe that our complementary technologies will enable Abbott to provide physicians with more tools to help patients with complex peripheral vascular and coronary artery disease.  Over time, we believe our R&D product pipeline will advance patient care while adding promising new technologies to Abbot Vascular’s [LINK: https://www.cardiovascular.abbott/us/en/home.html] growing coronary and peripheral offering.
•This acquisition brings together two talented teams as we execute our plan to grow our core business and diversify our product offering. Abbott has a global presence in medical devices, diagnostics, pharmaceuticals and nutrition, providing employees with attractive career growth opportunities.

•At closing, this transaction will provide CSI stockholders with a cash payment at a premium to our pre-announcement share price.

I know many of you will have questions and we encourage you to access the Frequently Asked Questions (FAQ) on our dedicated 360View intranet site and attached above. Please consider 360View as a hub for all available information on this announcement. In addition, we encourage you to visit Abbott’s corporate website [LINK: https://www.abbott.com/] to learn more about the company.

Acquisitions like this typically take time for regulatory and legal approval. During this transition period we will continue to operate our business in accordance with our normal business cadence and practices. We will:

•remain focused on our FY23 goals;

•continue to live CSI’s core values of Accountability, Community, Courage, Excellence, Integrity and Velocity; and

•pursue our Mission to Save Limbs, Save Lives, Every Day.

We have always navigated transitions within our business with perseverance and passion. I have no doubt the same will be true here because we have the privilege of serving a higher purpose…our patients.

Thank you for your ongoing commitment to our Mission and each other.

Scott

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Abbott and CSI, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, CSI will file a proxy statement on Schedule 14A relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, CSI may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of CSI are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the CSI’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of CSI’s website at www.investors.csi360.com.

Participants in the Solicitation

CSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CSI in respect of the transaction. Information about CSI’s directors and executive officers is set forth in the proxy statement for CSI’s 2022 Annual Meeting of Stockholders, as revised, which was filed with the SEC on October 26, 2022, and its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which was filed with the SEC on August 18, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests, which may, in some cases, be different than those of CSI’s stockholders generally, will be contained in the proxy statement for the Stockholder Meeting and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

©2023 Cardiovascular Systems, Inc. Internal Use Only. Do Not Copy or Distribute.

Employee Q&A

Q&A Document for Employees
For Internal Use Only – Do Not Forward or Distribute
February 8, 2023

This Q&A document is intended to answer some of the questions you may have about the pending acquisition of Cardiovascular Systems, Inc. (CSI) by Abbott Laboratories (Abbott). Keep in mind, the process is at an early stage. Information could change and new information could become available.

1.What was announced today?
CSI and Abbott have reached an agreement for Abbott to acquire CSI. Assuming that the acquisition receives regulatory and stockholder approvals and is finalized, CSI will become a business of Abbott.

2.What is an acquisition?
An acquisition is when one company purchases another company.

3.When will this acquisition be completed?
The transaction is expected to close following the approval of CSI stockholders, regulatory approvals and customary closing conditions.

4.What does regulatory approval mean?
The transaction is subject to pre-merger notification requirements and cannot be completed until each of CSI and Abbott file a notification and report form under applicable U.S. competition laws and the applicable waiting period has expired.

5.Who is Abbott?
Abbott is a global healthcare leader that helps people live more fully at all stages of life. They offer a wide range of life-changing technologies that spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines.

We encourage you to visit Abbott’s corporate website [LINK: https://www.abbott.com/] to learn more about the company.

6.How big is Abbott?
Abbott has 115,000 employees worldwide. Their products are sold in 160 countries. In the recently completed fiscal year 2022, Abbott generated $43.7 billion in revenue, including medical device sales of nearly $15 billion. Abbott trades on the NYSE, ticker ABT.

7.What kinds of vascular products does Abbott currently offer?
Coronary products include leading intravascular imaging systems, guidewires, dilatation catheters, drug-eluting stents, and closure devices. Peripheral products include leading guidewires, dilatation catheters, stents, closure devices, thrombectomy, and embolic protection devices.

Please visit Abbott Vascular [LINK: https://www.cardiovascular.abbott/us/en/home.html] for more details.

8.Does Abbott have a good reputation?
Yes, Abbott is recognized by several institutions as a leading healthcare company. Abbott has received numerous distinctions for advancing innovation. Most recently, Abbott was recognized by the Consumer Technology Association with three CES 2023 Innovation Awards for its life-changing technologies that are advancing the health tech industry and improving the lives of people worldwide. In addition, Abbott’s FreeStyle Libre glucose monitoring technology was named the Best Medical Technology of the last 50 years by the Galien Foundation.

Abbott has earned consistent recognition as a best place to work in many countries around the world, including Science Magazine’s Top 20 Employers List, Fortune’s “best workplaces,” DiversityInc’s Top Companies for Diversity, and Seramount’s “100 Best Company.”

Dow Jones Sustainability Index - Abbott has led its industry sector for 10 years on the Dow Jones Sustainability Index (DJSI) for strong environmental, social and governance performance. [LINK: https://www.abbott.com/corpnewsroom/sustainability/corporate-citizen-leadership-for-14-consecutive-years.html]
Newsweek America’s Most Responsible Companies - Abbott was named one of America’s Most Responsible Companies 2023, ranking No. 12 of 500 companies.[LINK: https://www.abbott.com/corpnewsroom/strategy-and-strength/we-are-built-for-this.html]

9.Isn’t Abbott being investigated by the Justice Department?
Yes. Abbott currently faces a criminal investigation by the Justice Department related to the 2022 voluntary recall of baby formula. We don’t have any information to provide beyond what Abbott has said publicly, which is that they are cooperating fully with the investigation.
10.What does this acquisition mean for our patients?
We believe our patients and customers will benefit. We believe that our atherectomy devices fit seamlessly into Abbott’s existing coronary and peripheral intervention technologies that include guidewires, catheters, stents, closure devices, imaging systems and more – tools that are routinely used before, during and after atherectomy procedures. Combined, we believe that our complementary technologies will enable Abbott to provide physicians with more tools to help patients with complex peripheral vascular disease and coronary artery disease. Over time, we believe our R&D product pipeline, will advance patient care while adding promising new technologies to Abbott Vascular’s [LINK: https://www.cardiovascular.abbott/us/en/home.html] growing coronary and peripheral offering.

11.What does this acquisition mean for our employees?
Abbott has a global presence in medical devices, diagnostics, pharmaceuticals and nutrition, providing employees attractive career growth opportunities.

12.Will anything change between now and the acquisition closing?
During this transition period we plan to continue to operate our business in accordance with our normal business cadence and practices. We will:
•remain focused on our FY23 goals;
•continue to attend industry conferences;
•continue to hire approved roles;
•continue to live CSI’s core values of Accountability, Community, Courage, Excellence, Integrity and Velocity; and
•pursue our Mission to Save Limbs, Save Lives, Every Day.

13.Will my current work arrangement and schedule continue between now and the acquisition closing?
Yes.

14.What will happen to CSI employees and the CSI executive leadership team when this acquisition is complete?
Decisions have not been made on the future organizational structure. As decisions are made, we will share them with you at the appropriate time.

15.Will there be layoffs?
Integration teams, along with management from Abbott and CSI, will work to ensure we have the right resources in the right places. In the event of any future restructuring actions, that information will be shared as appropriate.

16.Will my job responsibilities or reporting structure change?
Decisions have not been made on the future organizational structure. As decisions are made, we will share them with you at the appropriate time. It is vital that you continue to focus on your current day-to-day work to ensure we operate “business as usual” and avoid disruptions to our customers, patients and other key stakeholders.

17.What happens to the development of our product pipeline?
Product Development projects will be evaluated as part of the integration planning process, but Abbott has expressed interest in CSI’s product pipeline.

18.Will CSI maintain its current offices and manufacturing facilities?
Integration teams, along with management from Abbott and CSI, will work to ensure we have the right resources in the right places.

19.Will employee benefits change?
For now, you will remain on CSI’s benefits program. Teams from Abbott and CSI will begin working together to plan for the transition to Abbott. Additional information will be shared at the appropriate time.

20.What happens to my unvested CSI equity? What about my awards that already vested?
Unvested CSI restricted stock will automatically vest when the acquisition closes and will be paid to stockholders in cash. Vested equity will also be paid in cash. Abbott has agreed to pay $20 in cash for each share of CSI.

21.What should I say if I’m contacted by the media or investors about the transaction?
Please don’t answer any questions from the media or investors. Direct these inquiries to Jack Nielsen at j.nielsen@csi360.com

22.Will I be kept informed as the acquisition goes through regulatory approval?
Yes. A number of steps must be completed over the next few months before this transaction is finalized. CSI will be making public filings as required with respect to the status of the transaction. Please consider our 360View intranet site as a hub for all available information on this announcement.

23.What if I have additional questions?
We encourage you to access the Frequently Asked Questions (FAQ) on our dedicated 360View intranet site. If your question is not included in the current FAQ, feel free to submit it to the HR Mailbox.

Additional Information and Where to Find It
This communication has been prepared in respect of the proposed transaction involving Abbott and CSI, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, CSI will file a proxy statement on Schedule 14A relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, CSI may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of CSI are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the CSI’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of CSI’s website at www.investors.csi360.com.
Participants in the Solicitation
CSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CSI in respect of the transaction. Information about CSI’s directors and executive officers is set forth in the proxy statement for CSI’s 2022 Annual Meeting of Stockholders, as revised, which was filed with the SEC on October 26, 2022, and its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which was filed with the SEC on August 18, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests, which may, in some cases, be different than those of CSI’s stockholders generally, will be contained in the proxy statement for the Stockholder Meeting and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Email to Physician Customers

Approved Physician Messaging
For Internal Use Only – Do Not Forward or Distribute
February 8, 2023
TALKING POINTS:
•I would like to let you know about some important news.
•An agreement has been reached for CSI to become part of Abbott Laboratories.
•We remain committed to continuing to offer you the right products and best-in-class clinical support.
•We believe combining orbital atherectomy with Abbott’s leading vascular device offering, including drug-eluting stents, intravascular imaging and other products, will enhance our collaboration and ultimately improve patient outcomes.
•We believe Abbott’s clinical expertise, financial strength and global scale will help ensure that our pipeline of new vascular intervention devices will advance patient care.
•Please continue to work with your existing CSI sales representative or clinical specialist. We are prioritizing continuity and stability and you should expect to receive the same great service and support that you have come to expect from CSI. Decisions regarding organizational structure and any changes will be shared at the appropriate time.
•During the closing process we will provide updates regarding any key developments through our SEC filings [LINK: https://investors.csi360.com/financial-information/sec-filings/default.aspx].
•Thank you for your continued partnership.
•If you have questions, please contact me.

WRITTEN COMMUNICATION:
We announced an agreement has been reached for CSI to become part of Abbott Laboratories. This is great news for our company and we believe this transaction will benefit our patients and physician partners. You can read the press release here [LINK: https://investors.csi360.com/news-releases/press-release-details/2023/Abbott-to-Acquire-Cardiovascular-Systems-Inc/default.aspx].
Combined, we believe that our complementary technologies will provide physicians with more tools to help patients with complex peripheral vascular and coronary artery disease. Long-term, we believe Abbott’s clinical expertise, financial strength and global scale will help ensure that our pipeline of new vascular intervention devices will be commercialized to advance patient care.
In terms of next steps, this acquisition requires CSI stockholder and regulatory approvals. During the closing process we will provide updates regarding any key developments through our SEC filings [LINK: https://investors.csi360.com/financial-information/sec-filings/default.aspx].
We remain committed to continuing to offer you the right products and best-in-class clinical support. Throughout the closing process, we will ensure that you continue to receive the high level of customer service you expect from CSI. Should you have any questions, please reach out to either of us directly.
We thank you for your continued partnership and we hope you share our excitement for this announcement.
Best Regards,

Scott R. Ward
Chairman, President & Chief Executive Officer
Harrison T. Boyd II
Vice President & General Manager, US Sales
Additional Information and Where to Find It
This communication has been prepared in respect of the proposed transaction involving Abbott and CSI, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, CSI will file a proxy statement on Schedule 14A relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, CSI may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of CSI are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the CSI’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of CSI’s website at www.investors.csi360.com.
Participants in the Solicitation
CSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CSI in respect of the transaction. Information about CSI’s directors and executive officers is set forth in the proxy statement for CSI’s 2022 Annual Meeting of Stockholders, as revised, which was filed with the SEC on October 26, 2022, and its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which was filed with the SEC on August 18, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests, which may, in some cases, be different than those of CSI’s stockholders generally, will be contained in the proxy statement for the Stockholder Meeting and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Email to Suppliers

Approved Supplier Messaging
For Internal Use Only – Do Not Forward or Distribute
February 8, 2023
TALKING POINTS:
•I would like to let you know about some important news we announced today.
•An agreement has been reached for CSI to become part of Abbott Laboratories.
•We are prioritizing continuity and stability and we look forward to our continued partnership. Decisions regarding organizational structure and any changes will be shared at the appropriate time.
•We believe combining orbital atherectomy with Abbott’s leading vascular device offering, including drug-eluting stents, intravascular imaging and other products, will enhance our collaboration and ultimately improve patient outcomes.
•We believe Abbott’s clinical expertise, financial strength and global scale will help ensure that our pipeline of new vascular intervention devices will advance patient care.
•During the closing process we will provide updates regarding any key developments through our SEC filings [LINK: https://investors.csi360.com/financial-information/sec-filings/default.aspx].
•Thank you for your continued partnership.
•If you have questions, please contact me.

WRITTEN COMMUNICATION:
We announced an agreement has been reached for CSI to become part of Abbott Laboratories. This is great news for our company and we believe this transaction will benefit our patients and physician partners. You can read the here [LINK: https://investors.csi360.com/news-releases/press-release-details/2023/Abbott-to-Acquire-Cardiovascular-Systems-Inc/default.aspx].
Combined, we believe that our complementary technologies will provide physicians with more tools to help patients with complex peripheral vascular and coronary artery disease. Long-term, we believe Abbott’s clinical expertise, financial strength and global scale will help ensure that our pipeline of new vascular intervention devices will be commercialized to advance patient care.
In terms of next steps, this acquisition requires CSI stockholder and regulatory approvals. During the closing process we will provide updates regarding any key developments through our SEC filings [LINK: https://investors.csi360.com/financial-information/sec-filings/default.aspx].
Throughout the closing process, we will ensure that you continue to receive the high level of customer service you expect from CSI. Should you have any questions, please reach out to me directly.
We thank you for your continued partnership and we hope you share our excitement for this announcement.
Best Regards,

Additional Information and Where to Find It
This communication has been prepared in respect of the proposed transaction involving Abbott and CSI, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, CSI will file a proxy statement on Schedule 14A relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, CSI may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of CSI are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the CSI’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of CSI’s website at www.investors.csi360.com.
Participants in the Solicitation
CSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CSI in respect of the transaction. Information about CSI’s directors and executive officers is set forth in the proxy statement for CSI’s 2022 Annual Meeting of Stockholders, as revised, which was filed with the SEC on October 26, 2022, and its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which was filed with the SEC on August 18, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests, which may, in some cases, be different than those of CSI’s stockholders generally, will be contained in the proxy statement for the Stockholder Meeting and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Email to Future Start Employees

EMAIL TO THOSE WHO HAVE ACCEPTED OFFERS AND A FUTURE START DATE
For Internal Use Only – Do Not Forward or Distribute
February 8, 2023
Hello [NAME],

In a joint press release [LINK: https://investors.csi360.com/news-releases/press-release-details/2023/Abbott-to-Acquire-Cardiovascular-Systems-Inc/default.aspx] from Cardiovascular Systems, Inc. (CSI) and Abbott Laboratories [LINK: https://www.abbott.com/] (Abbott), it was announced that an agreement has been reached for Abbott to acquire CSI. While we anticipate that it will take time for this transaction to be completed, we expect that CSI will join one of the largest multinational medical device and healthcare companies.

•We believe our patients and customers will benefit. We believe that our atherectomy devices fit seamlessly into Abbott’s existing coronary and peripheral intervention technologies that include guidewires, catheters, stents, closure devices, imaging systems and more – tools that are routinely used before, during and after atherectomy procedures. Combined, we believe that our complementary technologies will enable Abbott to provide physicians with more tools to help patients with complex peripheral vascular disease and coronary artery disease. Over time, we believe our R&D product pipeline, will advance patient care while adding promising new technologies to Abbott Vascular [LINK: https://www.cardiovascular.abbott/us/en/home.html] growing coronary and peripheral offering.

•Abbott is recognized by several institutions as a leading healthcare company and has earned consistent recognition as a best place to work in many countries around the world. In addition, Abbott has a global presence in medical devices, diagnostics, pharmaceuticals and nutrition, providing employees attractive career growth opportunities.

We continue to welcome the opportunity for you to join CSI and be part of this next chapter. However, I know you will have questions. As such, Jim Belmonte, Director of Talent Management, will be reaching out over the course of the next couple of days to answer what we can so that you can make an informed decision.

Thank you,

Steve Rempe
Chief Human Resources Officer

Additional Information and Where to Find It
This communication has been prepared in respect of the proposed transaction involving Abbott and CSI, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, CSI will file a proxy statement on Schedule 14A relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, CSI may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of CSI are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the CSI’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of CSI’s website at www.investors.csi360.com.
Participants in the Solicitation
CSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CSI in respect of the transaction. Information about CSI’s directors and executive officers is set forth in the proxy statement for CSI’s 2022 Annual Meeting of Stockholders, as revised, which was filed with the SEC on October 26, 2022, and its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which was filed with the SEC on August 18, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests, which may, in some cases, be different than those of CSI’s stockholders generally, will be contained in the proxy statement for the Stockholder Meeting and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Email to Key Stakeholders

Approved Key Stakeholder Messaging
For Internal Use Only – Do Not Forward or Distribute
February 8, 2023
TALKING POINTS:
•I would like to let you know about some important news we announced today.
•An agreement has been reached for CSI to become part of Abbott Laboratories.
•We are prioritizing continuity and stability and we look forward to our continued partnership. Decisions regarding organizational structure and any changes will be shared at the appropriate time.
•We believe combining orbital atherectomy with Abbott’s leading vascular device offering, including drug-eluting stents, intravascular imaging and other products, will enhance our collaboration and ultimately improve patient outcomes.
•We believe Abbott’s clinical expertise, financial strength and global scale will help ensure that our pipeline of new vascular intervention devices will advance patient care.
•During the closing process we will provide updates regarding any key developments through our SEC filings [LINK: https://investors.csi360.com/financial-information/sec-filings/default.aspx].
•Thank you for your continued partnership.
•If you have questions, please contact me.

WRITTEN COMMUNICATION:
We announced an agreement has been reached for CSI to become part of Abbott Laboratories. This is great news for our company and we believe this transaction will benefit our patients and physician partners. You can read the here [LINK: https://investors.csi360.com/news-releases/press-release-details/2023/Abbott-to-Acquire-Cardiovascular-Systems-Inc/default.aspx].
Combined, we believe that our complementary technologies will provide physicians with more tools to help patients with complex peripheral vascular and coronary artery disease. Long-term, we believe Abbott’s clinical expertise, financial strength and global scale will help ensure that our pipeline of new vascular intervention devices will be commercialized to advance patient care.
In terms of next steps, this acquisition requires CSI stockholder and regulatory approvals. During the closing process we will provide updates regarding any key developments through our SEC filings [LINK: https://investors.csi360.com/financial-information/sec-filings/default.aspx].
Should you have any questions, please reach out to me directly.
We thank you for your continued partnership and we hope you share our excitement for this announcement.
Best Regards,

Additional Information and Where to Find It
This communication has been prepared in respect of the proposed transaction involving Abbott and CSI, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, CSI will file a proxy statement on Schedule 14A relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, CSI may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of CSI are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the CSI’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of CSI’s website at www.investors.csi360.com.
Participants in the Solicitation
CSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CSI in respect of the transaction. Information about CSI’s directors and executive officers is set forth in the proxy statement for CSI’s 2022 Annual Meeting of Stockholders, as revised, which was filed with the SEC on October 26, 2022, and its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which was filed with the SEC on August 18, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests, which may, in some cases, be different than those of CSI’s stockholders generally, will be contained in the proxy statement for the Stockholder Meeting and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Email to Investment Community

Approved Investor Messaging
For Internal Use Only – Do Not Forward or Distribute
February 8, 2023
In a joint press release, Abbott Laboratories and CSI announced a definitive agreement for Abbott to acquire CSI for $20/share in cash. The transaction, which has been approved by the boards of directors of CSI and Abbott, is subject to the approval of CSI stockholders and the satisfaction of customary closing conditions, including applicable regulatory approvals.
Neither Abbott nor CSI will host a conference call to discuss this transaction.
In light of the transaction announcement, we will not respond to investor questions regarding the proposed transaction. CSI will not host investor meetings during the closing period. Both parties will file materials related to the transaction with the SEC. We encourage you to keep informed by visiting our SEC filings [LINK: https://investors.csi360.com/financial-information/sec-filings/default.aspx].
In addition, CSI also released Q2 financial results and cancelled its Q2 conference call scheduled for February 9, 2023. PDFs of both documents are attached to this email.
Best Regards,

Additional Information and Where to Find It
This communication has been prepared in respect of the proposed transaction involving Abbott and CSI, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, CSI will file a proxy statement on Schedule 14A relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, CSI may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of CSI are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the CSI’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of CSI’s website at www.investors.csi360.com.
Participants in the Solicitation
CSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CSI in respect of the transaction. Information about CSI’s directors and executive officers is set forth in the proxy statement for CSI’s 2022 Annual Meeting of Stockholders, as revised, which was filed with the SEC on October 26, 2022, and its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which was filed with the SEC on August 18, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests, which may, in some cases, be different than those of CSI’s stockholders generally, will be contained in the proxy statement for the Stockholder Meeting and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.